UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 12, 2018

HILL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33961	20-0953973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, 17th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 309-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.                                        Other Events.

As previously disclosed, Hill International, Inc. (the “Company”) received a notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria established in Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2017 (the “Form 10-Q”).  The Notice states that the Company would have six months from August 15, 2017 to file the Form 10-Q with the Securities and Exchange Commission (“SEC”) and that, if the Company fails to file the Form 10-Q before the NYSE’s compliance deadline, the NYSE may grant, at its sole discretion, an extension of up to six additional months for the Company to regain compliance.

On February 12, 2018, the Company received a letter from the NYSE which granted the Company’s request for a listing extension, which expires on July 16, 2018, in order to file the Form 10-Q as well as all subsequent delinquent filings (collectively, the “Delinquent Filings”) with the SEC. During that period, trading of the Company’s shares on the NYSE will remain unaffected. If the Company does not file the Delinquent Filings by July 16, 2018, the NYSE will initiate suspension and delisting procedures. Should the Company require additional time, the NYSE may grant, at its sole discretion, an additional extension to August 15, 2018. The extension is subject to review by the NYSE on an ongoing basis. The Company continues to work diligently to complete ongoing work on its financial restatement and expects to meet the timing requirements set forth by the NYSE.

A copy of the Company’s press release regarding the above is filed as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Safe Harbor Statement

The above statement that the Company expects to meet the timing requirements set forth by the NYSE is a forward-looking statement and is subject to risks and uncertainties. We have based this statement on the current status of the restatement process, other information now known to us, and our anticipated timing for the completion of the restatement and related SEC filings. Although we believe that the assumptions and expectations reflected in this statement are reasonable, the timing of completion of the restatement process and related SEC filings in order to come into compliance with the NYSE’s requirements for continued listing is subject to known and unknown risks and uncertainties and could vary materially from our current expectations. We assume no, and we specifically disclaim any, obligation to update this statement to reflect actual results or changes in factors or assumptions affecting this statement. We advise investors to consult any further disclosures we make on this topic in our SEC filings.

Item 9.01  Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description

99.1	Press Release, dated February 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL INTERNATIONAL, INC.

	By:	/s/ Marco A. Martinez
	Name:	Marco A. Martinez
Dated: February 16, 2018	Title:	Senior Vice President and Interim Chief Financial Officer